Van Kampen California Insured Tax Free Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2006 - September 30, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Sacram  7/12/    -     $103.0 $339,97  2,000,    0.59%  0.18%   Bear,    Bear
 ento     06             6     5,000     000                    Stearn  Stearn
 Cnty                                                            s &       s
Sanita                                                           Co.
 tion                                                           Inc.,
Distri                                                          Lehman
  cts                                                           Brothe
Financ                                                           rs,
  ial                                                           Morgan
Author                                                          Stanle
 iryt                                                            y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank